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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 13, 2004
                                 Date of Report
                        (Date of earliest event reported)

                          SORRENTO NETWORKS CORPORATION
               (Exact name of Registrant as specified in charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

    0-15810                                              04-3757586
(Commission File No.)                       (IRS Employer Identification Number)


                               9990 Mesa Rim Road
                           San Diego, California 92121
                     (Address of Principal Executive Office)

                                 (858) 558-3960
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On February 13, 2004 Sorrento Networks Corporation issued a press release announcing the United States Securities and Exchange Commission (the "SEC") declared its resale registration statement on Form S-3 effective. A copy of the press release is furnished as Exhibit 99.1 to this report.






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         ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable
         (b) Not applicable

         (c) Exhibits    Description
             --------    -----------
             99.1        Press Release dated February 13, 2004
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SORRENTO NETWORKS CORPORATION


DATE: February 13, 2004            By: /s/ Joe R. Armstrong
                                       -----------------------------------------
                                       Joe R. Armstrong, Chief Financial Officer